Exhibit 10.1

SUBSCRIPTION AGREEMENT

Applied DNA Sciences, Inc.
25 Health Sciences Drive, Suite 113
Stony Brook,  New York 11790

Gentlemen and Ladies:

The undersigned (the “Subscriber”) hereby subscribes for a $_______________ principal amount senior secured convertible promissory note (“Note”) of Applied DNA Sciences, Inc., a Delaware corporation (the “Company”).  The Note is in the form attached hereto as Annex 1.

1.  Subscription. Subject to the terms and conditions hereof, the Subscriber agrees to pay $_______________ by check or wire transfer of immediately available funds as consideration for the Subscriber’s Note.  The Subscriber tenders herewith a check made payable at the direction of the Company or wire transfer, in the amount of $_______________.  The Subscriber acknowledges and agrees that this subscription is irrevocable by the Subscriber but is subject to acceptance by the Company.  The Subscriber understands and agrees that a placement fee of up to 15% of the proceeds of this subscription may be paid, and warrants to purchase 5% of the New Notes may be issued, to one or more placement agents in connection with this subscription.

2.  Subscription Compliance.  The Subscriber agrees that this subscription is subject to the following terms and conditions:

The Company shall have the right, in its sole discretion, to: (i) accept or reject this subscription; (ii) determine whether this Subscription Agreement has been properly completed by the Subscriber and (iii) determine whether the Subscriber has met all of the Company’s requirements for investment in the Note.  If the Company deems this subscription to be defective, deficient or otherwise non-compliant with the terms of this offering, the Subscriber’s funds will be returned promptly to the Subscriber without interest or deduction.

3.  Receipt of Information.

a.
The Subscriber and Subscriber’s purchaser representative, if any, have received a copy of the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and current reports on Form 8-K, if any.  The Subscriber, either alone or together with Subscriber’s purchaser representative, if any, have such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the Company.

b.
The Subscriber and Subscriber’s representative, if any, have had the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Note by the Company and to obtain any additional information Subscriber has requested which is necessary to verify the accuracy of the information furnished to the Subscriber concerning the Company and such offering.

4.  Representations of Subscriber. In connection with the purchase of the Note, the Subscriber hereby represents and warrants to the Company as follows:

a.	The Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Act.

b.
The Note is being purchased for the Subscriber’s own account without the participation of any other person, with the intent of holding the Note for investment and without the intent of participating, directly or indirectly, in a distribution of the Note and not with a view to, or for a resale in connection with, any distribution of the Note or any portion thereof, nor is the undersigned aware of the existence of any distribution of the Company’s securities.  Furthermore, the undersigned has no present intention of dividing such Note with others or reselling or otherwise disposing of any portion of such Note, either currently or after the passage of a fixed or determinable period of time, or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

c.
The Subscriber has no need for liquidity with respect to his purchase of a Note and is able to bear the economic risk of an investment in the Note for an indefinite period of time and is further able to afford a complete loss of such investment.

d.	The Subscriber represents that his financial commitment to all investments (including his investment in the Company) is reasonable relative to his net worth and liquid net worth.

e.	The Subscriber recognizes that the Note will be sold to the Subscriber without registration under any United States federal or other law relating to the registration of securities for sale.

f.
The Subscriber is aware that any resale of the Note cannot be made except in accordance with the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom.

g.
The Subscriber represents and warrants that all offers and sales of the Note shall be made pursuant to an exemption from registration under the Act or pursuant to registration under the Act, and the Subscriber will not engage in any hedging or short selling transactions with regard to the Note or the underlying common stock.

h.
The Subscriber is not acquiring the Note based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Note but rather upon an independent examination and judgment as to the prospects of the Company.

i.
The Subscriber understands that the Company is an early stage company, has limited operating funds and has a limited operating history.  The Subscriber appreciates and understands the risks involved with investing in a Company with a limited operating history and has read and understands the risk factors and other information set forth in the Company’s Annual Report on Form 10-K, filed on December 23, 2009, and the Company’s Quarterly Reports on Form 10-Q, filed on February 11, 2010 and August 13, 2010.  These reports and any future filings made with the SEC under Section 15(d) of the Securities Exchange Act of 1934, as amended, can be obtained by visiting the Securities and Exchange Commission’s website at http://www.sec.gov.  The Subscriber is not relying on any other written information which may have been provided by the Company or the Company’s placement agent.

j.
The Subscriber represents, warrants and agrees that it will not sell or otherwise transfer the Note without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Note has not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Subscriber is aware that the Note is a “restricted security,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and it may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.

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k.
The Company, by and through itself and/or legal counsel, has made no representations or warranties as to the suitability of the Subscriber’s investment in the Company, the length of time the undersigned will be required to own the Note, or the profit to be realized, if any, as a result of investment in the Company.  Neither the Company nor its counsel has made an independent investigation on behalf of the Subscriber, nor has the Company, by and through itself and counsel, acted in any advisory capacity to the Subscriber.

l.
The Company, by and through itself and/or legal counsel, has made no representations or warranties that the past performance or experience on the part of the Company, or any partner or affiliate, their partners, salesmen, associates, agents, or employees or of any other person, will in any way indicate the predicted results of the ownership of the Note.

m.
The Company has made available for inspection by the undersigned, and his purchaser representative, if any, the books and records of the Company. Upon reasonable notice, such books and records will continue to be made available for inspection by investors upon reasonable notice during normal business hours at the principal place of business of the Company.

n.	The Note was not offered to the Subscriber by means of publicly disseminated advertisement or sales literature, nor is the Subscriber aware of any offers made to other persons by such means.

o.
All information which the Subscriber has provided to the Company concerning the Subscriber is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material adverse change in such information prior to receiving notification that this subscription has been accepted, the undersigned will immediately provide the Company with such information.

5.  Agreements of Subscriber.  The Subscriber agrees as follows:

a.
The sale of the Note by the Company has not been recommended by any United States federal or other securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement.

b.
The Note and the underlying common stock will not be offered for sale, sold, or transferred other than pursuant to: (i) an effective registration under the Act or in a transaction otherwise in compliance with the Act; and (ii) evidence satisfactory to the Company of compliance with the applicable securities laws of other jurisdictions. The Company shall be entitled to rely upon an opinion of counsel satisfactory to it with respect to compliance with the above laws.

3

c.
The Company is under no obligation to register the Note or to comply with any exemption available for sale of the Note without registration, and the information necessary to permit routine sales of securities of the Company under Rule 144 of the Act may not be available when you desire to resell them pursuant to Rule 144 of the Act. The Company is under no obligation to act in any manner so as to make Rule 144 available with respect to the Note.

d.	There is no established market for the Note and it is not anticipated that any public market for the Note will develop in the future.

e.
The Company may, if it so desires, refuse to permit the transfer of the Note unless the request for transfer is accompanied by an opinion of counsel acceptable to the Company to the effect that neither the sale nor the proposed transfer will result in any violation of the Act or the applicable securities laws of any other jurisdiction.

f.
A legend indicating that the Note and the underlying common stock have not been registered under such securities laws and referring to the restrictions and transferability of the Note and the underlying common stock may be placed on the certificates or instruments delivered to the Subscriber or any substitutes thereof and any transfer agent of the Company may be instructed to require compliance therewith.

6.  Closing.  The Subscriber understands and agrees that the Company intends to issue the Note upon receipt by the Company of this Subscription Agreement, together with the Subscriber’s funds and certain other documents to be delivered to the Company by Subscriber.  The Subscriber further understands that there may be conditions to closing this subscription which if not met may result in the return of this subscription hereunder.

7.  Indemnification of the Company. The undersigned understands the meaning and legal consequences of the representations and warranties contained herein, and hereby agrees to indemnify and hold harmless, the Company, its respective agents, officers, managers and affiliates from and against any and all damages, losses, costs and expenses (including reasonable attorneys’ fees) which they or any of them may incur by reason of the failure of the Subscriber to fulfill any of the terms of this Subscription Agreement, or by reason of any breach of the representations and warranties made by the Subscriber herein, or in any document provided by the Subscriber to the Company.

8.  Representative Capacity. If an investment in the Company is being made by a corporation, partnership, trust or estate, the undersigned individual signing on behalf of the Subscriber, represents that he has all right and authority, in his capacity as an officer, managing member, trustee, executor or other representative of such corporation, trust or estate, as the case may be, to make such decision to invest in the Company and to execute and deliver this Subscription Agreement on behalf of such corporation, trust or estate as the case may be, enforceable in accordance with its terms. The undersigned individual also represent that any such corporation, trust or estate was not formed for the purpose of buying the Note hereby subscribed.

9.  Subscription Not Revocable. The undersigned hereby acknowledges and agrees that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement shall survive the dissolution, death or disability of the undersigned.

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10.  Restrictions on Transferability. The undersigned understands and agrees that the Note shall not be sold, pledged, hypothecated or otherwise transferred unless the Note is registered under the Act and applicable state securities laws or an exemption from such registration is available.

11.  Governing Law. This Subscription Agreement is being delivered and is intended to be performed in the State of New York, and shall be construed and enforced in accordance with, and the law of such state shall govern the rights of parties.

12.  Numbers and Gender. In this Agreement, the masculine gender includes the feminine gender and the neuter and the singular includes the plural, where appropriate to the context.

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5

Exhibit 10.1

CONFIDENTIAL PROSPECTIVE PURCHASER QUESTIONNAIRE

This questionnaire is to be completed by each accredited investor (“Accredited Investor”) as defined in Rule 501 promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”) who desires to purchase from Applied DNA Sciences, Inc., a Delaware corporation (the “Company”), a senior secured convertible promissory note (“Note”).

INSTRUCTIONS

This Questionnaire is being given to the person who has expressed an interest in purchasing Notes of the Company.  The purpose of this Questionnaire is to determine whether you meet certain standards, because the Securities to be offered by the Company have not been, and will not be, registered under the Securities Act.

If the answer to any questions is “None” or “Not Applicable,” please so state.

Your answers will be kept confidential at all times, however, you hereby agree that the Company may present this Questionnaire to such parties as it deems appropriate in order to assure itself that the offer and sale of Securities to you will not result in violations of federal or state securities laws which are being relied upon by the Company in connection with the offer and sale thereof.

INSTRUCTIONS:  Please type or clearly print your answer, and state “none” or “not applicable” when appropriate.  Please complete Section A and each other section you are requested to complete in Question A3.  If there is insufficient space for any of your answers, please attach additional pages.  If the Securities are to be owned by more than one individual or by a corporation or partnership, you may need extra copies of this Questionnaire.  You may use photocopies or request extra copies from the Company.

SECTION A:  SUBSCRIBER INFORMATION

A1.	Name(s) of Subscriber(s):

A2.	Principal Amount of Notes
Subscribed for: $

A3.	Manner of Ownership of Securities (please check below):

__	One Individual ........	Please complete Section A, B, C and, if applicable, D, E and F.

__	Husband and Wife.......	Please have one spouse complete Sections A, B, C and
	Tenants by the Entirety	if applicable, D, E and F. Please have both spouses complete Section C.

__	Tenants in Common.......	Please have each individual separately complete Sections A, B, and C and if applicable, D, E and F.

__	Joint Tenants with......	Please have each individual separately complete Sections A, B, and C and if applicable, D, E and F.
Right of Survivorship
Two or More Individuals
(but not husband and wife)

__	Corporate Ownership.....	Please complete Sections A, B, D and, if applicable, E and F for the corporation. Please have each person who owns an equity interest in the corporation separately complete Sections B and, if applicable, C, D, E and F.

__	Partnership Ownership...	Please complete Sections A, B and D, and have each general partner and limited partner separately complete Sections B, C, D, E and F, if applicable.

__	Trust Ownership ........	Please complete Sections A, B and F, if applicable, and have each beneficiary and trustee of the trust separately complete Sections B, C, D, E and F, if applicable.

SECTION B:  ACCREDITED INVESTOR STATUS

B1.	Please check one or more of the following definitions of “accredited investor,” if any, which applies to you. If none of the following applies to you, please leave a blank.

(a)
A Bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

(b)	A Private Business Development Company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(c)
An organization described in Section 501(c)(3) of the Internal Revenue Code or corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(d)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000, excluding the value of the person’s primary residence1.

(e)
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

(f)
Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

(g)	Any entity in which all of the equity owners are Accredited Investors.

SECTION C:  INDIVIDUAL INFORMATION

C1.  General Information

Name:

Age:____Social Security Number (if applicable):

Marital Status:____Spouse’s Name:

If the Securities are to be owned by two or more individuals (not husband and wife), are you related to any other co-owner(s)?

Yes___   No___

If yes, please explain the relationship(s):

1           An investor need not deduct from his or her net worth the amount of mortgage debt secured by an excluded primary residence, except to the extent that the amount of the mortgage liability exceeds the fair value of the residence.

C2(a).  Principal Residence:

Address:
Number Street

City State/Province Country Zip code

Mailing Address (if other than Principal Residence above):

Number Street

City State/Province Country Zip code

Telephone Number: ( )

C2(b).     Have you ever resided in the United States (including its territories and possessions) or held a United States passport?

Yes___   No___

If yes, please explain where you lived, how long you lived there, or when you held the passport:

C3.	Current Employment or Business Activity:

Company Name:

Address:
Number Street

City State/Province Country Zip code

Telephone Number:	( )

Principal Business:

Position and Title:

Description of Duties and Responsibilities:

Length of Time in Present Position:

Is the company publicly owned?:  Yes ___ No __________________

C4.	Education: Please describe your business and/or professional education or training, listing any schools you have attended and degrees you have received.

Dates	School	Major	Degrees/ Year Receive

C5.	Prior Employment or Business Activity: Please describe your prior employment or principal business activities during the last five years, providing all information requested below.

Dates	Company Name and Address	Principal Business	Position & Title	Description of Duties and Responsibilities

C6.	The undersigned will provide a financial statement if requested by the Company.

C7.	Net worth, inclusive of the net worth of your spouse and inclusive of the value of your principal residence, furnishings therein and personal automobiles):

( ) less than $100,000	( ) $100,000 to $199,999
( ) $200,000 to $499,999	( ) $500,000 to $1,000,000
( ) over $1,000,000

C8.	Net worth: Your net worth, inclusive of the net worth of your spouse and excluding the value of your principal residence, furnishings therein and personal automobiles:

( ) less than $100,000	( ) $100,000 to $199,999
( ) $200,000 to $499,999	( ) $500,000 to $1,000,000
( ) over $1,000,000

C9.
Indicate (a) your individual income from all sources for the calendar years 2008 and 2009 and estimated income for 2010 or (b) your joint income with your spouse from all sources for the calendar years 2008 and 2009 and estimated income for 2010:

(a)           individual income:

	$ 60,000	$100,001	$200,000	$500,000
	to	to	to	and
	$100,000	$199,999	$499,999	over

2007	( )	( )	( )	( )

2008	( )	( )	( )	( )

2009	( )	( )	( )	( )

(b)	joint income:

	$ 60,000	$100,001	$200,000	$500,000
	to	to	to	and
	$100,000	$199,999	$499,999	over

2007	( )	( )	( )	( )

2008	( )	( )	( )	( )

2009	( )	( )	( )	( )

C10.	(a) Was some portion of your income during your last taxable year taxed at the highest rate for income tax purposes?

______Yes                                ______No

(b) Do you anticipate that some portion of your income during your current taxable year will be taxed at the highest rate for income tax purposes?

______Yes                                ______No

C11.	Investment experience:

(a)	The frequency with which you invest in marketable securities is:
(   ) often                      (   ) occasionally                      (   ) never

(b)	The frequency with which you invest in unmarketable securities is:
(   ) often                      (   ) occasionally                      (   ) never

SECTION D:  CORPORATE OFFEREES OR PARTNERSHIP OFFEREES

D1.	General Information

Legal Name of Corporation or Partnership:_________________________

____________________________________________________________

                Fictitious name:_______________________________________________

____________________________________________________________

Country of Incorporation:_____________________________________

Date of Incorporation:______________________________________
I.D. Number (if applicable):_______________________________________

Fiscal Year Ends:__________________________________________

Number of Equity Owners:____________________________________

Name and Title of Executive Officer Executing
Questionnaire:_____________________________________________

D2.           Business Address:__________________________________________

___________________________________________________________

Mailing Address (if different):___________________________

___________________________________________________________

                Telephone Number:            (___) ____________________________

Was the corporation or partnership formed for the specific purpose of purchasing securities?
______Yes                      ______No

Check if applicable to the corporation:

Subchapter S_________                                                                Professional_________

D3.           The undersigned represents and warrants as follows:

(a)
The corporation or partnership, as the case may be, has been duly incorporated or formed (if a partnership), is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement;

(b)
          (i)  The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Note and the advisers, if any, of the corporation or the partnership, as the case may be, in connection with such consideration are named below in this Questionnaire, and such officers and advisors or partners, if any, were duly authorized to act for the corporation or the partnership in reviewing such investment;

(ii) The names and positions of the officers or partners, of the undersigned who, on its behalf, have reviewed the purchase of the Note are as follows:

______________________________________________________

______________________________________________________

              (iii)  In evaluating the merits and risks of the purchase of the Note, the corporation or the partnership, as the case may be, intends to rely upon the advice of, or will consult with, the following persons:

______________________________________________________

______________________________________________________

______________________________________________________

(c)
The officers of the corporation (if not Accredited Investors) or the partners of the partnership who, on its behalf, have considered the purchase of the Note and the advisors, if any, of the corporation or the partnership who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such officer(s), partner(s) and such advisor(s), if any, together are capable of evaluating the merits and risks of the purchase of Note and of making an informed investment decision;

(d)
Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned has reserves and/or net worth adequate to permit it to satisfy any tax or other liabilities arising from its liability with respect to the investment and the operation thereof;

(e)	The net worth of the corporation or the partnership is in excess of $__________________.

(f)	The corporation or the partnership has had, during each of the past two fiscal or tax years, gross income from all sources of at least $__________________ and $_____________________ respectively;

(g)	The undersigned expects the corporation or the partnership to have during the current fiscal or tax year, gross income from all sources of at least $_______________; and

(h)	The undersigned knows of no pending or threatened litigation the outcome of which could adversely affect the answer to any question hereunder;

(i)           Indicate the following if a partnership offeree:

(1)           The date the partnership was formed and state of formation:_____________

(2)           The names of each partner in the partnership:

_________________________________________________

_________________________________________________

Please have each individual partner execute a separate Questionnaire.

Section E:            Trust Offerees

E1.           General Information:
Legal Name:________________________________________________

Country of Formation:________________________________________

Date of Formation:_________________________________________

I.D. Number:______________ Fiscal Year Ends:_______

Number of Beneficiaries:___________________________________

Principal Purpose:_________________________________________

Was the trust formed for the specific purpose of purchasing Securities?

______Yes                                ______No

Is any trustee a United States person, as that term is defined in Rule 902(k) promulgated under the Securities Act?

______Yes                                ______No

E2.           Business Address:__________________________________________

___________________________________________________________

Telephone Number:                  (___) _________________________________

Mailing Address:___________________________________________

___________________________________________________________

E3.	Authorization:
If the trust was established in connection with a deferred compensation plan, please attach a copy of the trust’s organizational documents and a properly certified copy of the resolutions adopted by the trust’s board of directors authorizing the trust to purchase the Note and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Note.  In all cases, please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase the Note and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Note.

Name of Authorized Trustee:___________________________

Section F:	Qualified Pension Plan (“Plan”) Offerees

F1.           Please initial the appropriate space below:

___________	a.
(initial)
                              The Plan requires the investment of each beneficiary or participant to be held in a segregated account and the Plan allows each beneficiary or participant to make his own investment decisions and, the decision to purchase the Note has been made by the beneficiary or the participant and such beneficiary or participant is an Accredited Investor (Please have each such beneficiary or participant execute a separate Questionnaire)

 OR

___________	b.
(initial)	The investment decisions made for the Plan are made by a plan fiduciary, whether a bank, an insurance company, or a registered investment advisor.

 OR

___________                      c.
(initial)	The Plan has total assets exceeding $5,000,000.

F2.           General Information:

Legal Name:________________________________________________

Country of Formation:________________________________________

Date of Formation:_________________________________________

I.D. Number:______________ Fiscal Year Ends:_______

Number of Beneficiaries:___________________________________

Principal Purpose:_________________________________________

F3.           Business Address:__________________________________________

___________________________________________________________

Telephone Number:               (___) _________________________________

Mailing Address:___________________________________________

___________________________________________________________

F4.	Authorization:
If the investment decision is being made by a beneficiary or participant of a Plan, please attach applicable trust documents which permit each beneficiary or participant to make his own investment decisions.  In all other cases, please attach a properly certified copy of the resolutions adopted by the trustees of the Plan trust authorizing the Plan to purchase the Note and authorizing the fiduciary named below to execute on behalf of the Plan all relevant documents necessary to subscribe for and purchase the Note.

Name of Authorized Fiduciary:_________________________

F5.	Is any beneficiary or participant of a Plan a United States person, as that term is defined in Rule 902(k) promulgated under the Securities Act?

______Yes                                ______No

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APPLIED DNA SCIENCES , INC.
SIGNATURE PAGE TO
QUESTIONNAIRE AND SUBSCRIPTION AGREEMENT

Your signature on this Signature Page evidences your agreement to be bound by the Questionnaire and the Subscription Agreement.

The undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will contact the Company immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly sent the Company written confirmation of such change.

Subscriber hereby elects to subscribe under the Subscription Agreement for a $_______________ principal amount senior secured convertible promissory note and executes the Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire and Subscription Agreement on the date set forth below.

Date of Execution: ______________, 2010

FOR INDIVIDUALS:

_____________________________
(Print Name)

Dated: ___________, 2010	_____________________________
(Signature)

FOR CORPORATIONS:

_____________________________
Name of Company

_____________________________
Executive Officer of Company

Dated: ___________, 2010	_____________________________
Signature of Officer

FOR PARTNERSHIPS:

_____________________________
Name of Partnership

_____________________________
Name of Partner executing
Questionnaire

Dated: ___________, 2010	_____________________________
Signature of Partner
executing Questionnaire

FOR TRUSTS:

_____________________________
Name of Trust

_____________________________
Name of Authorized Trustee
Executing Questionnaire

Dated: ___________, 2010	_____________________________
Signature of Authorized
Trustee

FOR QUALIFIED PENSION PLANS:

_____________________________
Name of Qualified Pension Plan

and

_____________________________
Name of Plan Fiduciary
executing Questionnaire

Dated: ___________, 2010	_____________________________
Signature of Plan Fiduciary
executing Questionnaire

or

_____________________________
Name of Plan Beneficiary
executing Questionnaire

or
Dated: ___________, 2010	_____________________________
Signature of Plan Beneficiary
executing Questionnaire

APPROVED THIS ____ DAY OF ______________, 2010

APPLIED DNA SCIENCES, INC.

By:________________________________
Name:
Title:

Exhibit 10.1

ANNEX 1

Form of Note